SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
____________________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 6, 2010

____________________________

Quest Diagnostics Incorporated
(Exact Name of Registrant as Specified in Its Charter)
___________________________

Delaware
(State or other jurisdiction of Incorporation)

001-12215	16-1387862
(Commission File Number)	(I.R.S. Employer Identification No.)

Three Giralda Farms
Madison, NJ 07940	07940
(Address of principal executive offices)	(Zip Code)

(973) 520-2700
(Registrant’s telephone number, including area code)
___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction a.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

(a)	The Annual Meeting of Shareholders of the Quest Diagnostics Incorporated (the “Company”) was held on May 6, 2010.

(b)	The following nominees for the office of director were elected for terms expiring at the 2013 Annual Meeting of Shareholders, by the following votes:

	For	Against	Abstain	Broker Non-Vote

John C. Baldwin, M.D.	141,330,276	1,470,103	394,471	10,239,051

Surya N. Mohapatra, Ph.D.	139,118,067	3,738,652	338,131	10,239,051

Gary M. Pfeiffer	140,153,918	2,625,564	415,368	10,239,051

The following persons also continue as directors:

Jenne K. Britell, Ph.D.
William F. Buehler
Rosanne Haggerty
Daniel C. Stanzione, Ph.D.
Gail R. Wilensky, Ph.D.
John B. Ziegler

The ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2010 was approved by the following votes:

For	Against	Abstain
151,387,328	1,708,912	337,661

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

May 7, 2010

QUEST DIAGNOSTICS INCORPORATED

By:	/s/ William J. O’Shaughnessy, Jr.
William J. O’Shaughnessy, Jr.
Assistant General Counsel and
Secretary